UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

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ELECTRUM SPECIAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

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British Virgin Islands	001-37421	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Madison Avenue, 5th Floor

New York, New York 10065

(Address of Principal Executive Offices) (Zip Code)

(646) 365-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 9, 2018, ESAC Holdings LLC notified Electrum Special Acquisition Corporation (the “Company”) that it will cease making contributions to the Company’s trust account as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2018. Accordingly, there will be no contribution of $0.035 per public share (as defined below) for the calendar month ended June 5, 2018. The Company intends to dissolve and liquidate in accordance with its Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”), including the redemption of all of its outstanding ordinary shares (the “public shares”) that were included in the units issued in its initial public offering, as soon as possible after June 5, 2018. The Company estimates that the per-share redemption price for the public shares will be approximately $10.48.

As of the close of business on June 5, 2018, the public shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of the public shares upon presentation of their share certificates or other delivery of their public shares. Beneficial owners of public shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the public shares will be completed within ten (10) business days after June 5, 2018.

The Company’s initial shareholders have waived their right to receive distributions with respect to their ordinary shares issued prior to the Company’s initial public offering.

Information Concerning Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K may be deemed to constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the redemption of the Company’s public shares. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from the Company’s historical results and those presently anticipated or projected. The Company wishes to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date. The Company assumes no obligation to update forward-looking statements except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRUM SPECIAL ACQUISITION CORPORATION

By:	/s/ Eric N. Vincent
	Name:	Eric N. Vincent
	Title:	Chief Executive Officer

Date: May 10, 2018